                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                  FORM 8-K/A3

                          ------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of Earliest Event Reported):
                               DECEMBER 31, 1997

                          ------------------------


                           WHEELS SPORTS GROUP, INC.
             (Exact name of registrant as specified in its charter)



  NORTH CAROLINA                         0-22321                   56-2007717
(State of Incorporation)          (Commission File No.)       (I.R.S. Employer
                                                             Identification No.)


                             149 GASOLINE ALLEY
                      MOORESVILLE, NORTH CAROLINA 28115
                  (Address of principal executive offices)



                                 (704) 662-6442
              (Registrant's telephone number, including area code)
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         This amendment to Form 8-K is being filed subsequent to the date on which it was required to be filed. As a result of such delay, the Registrant is able to include historical financial statements and pro forma financial information which are as of December 31, 1997 and for the year then ended. (If this Amendment had been timely filed, the Registrant believes that financial statements and pro forma information for the period September 30, 1997 would have been filed.)

         (a) In accordance with Item 7(a) of Form 8-K, the Registrant hereby files the required audited financial statements of Press Pass Partners.

         (b) In accordance with Item 7(b) of Form 8-K, the Registrant hereby files required unaudited proforma financial information with respect to the Registrant and Press Pass Partners. The proforma information also includes the acquisition of High Performance Sports Marketing, Inc. ("High Performance") which was completed on October 24, 1997.

         (c)     The following exhibits are furnished herewith in accordance with the provisions of Item 601 of Regulation S-B:
                                                                        Reg. S-K
Exhibit No.      Description
                                                                        Item No.

* 2.4            Merger Agreement and Plan of Reorganization among SM         2
                 Acquisition Company, J/B Acquisition Company, Wheels
                 Sports Group, Inc., Synergy Marketing, Inc. and J/B
                 Press Pass, Inc., dated October 3, 1997.

o 2.4.1          Amendment to Merger Agreement and Plan of Reorganization     2
                 among SM Acquisition Company, J/B Acquisition Company,
                 Wheels Sport Group, Inc., Synergy Marketing, Inc. and J/B Press Pass, Inc., dated December 29, 1997.

o 2.4.2          Registration Rights Agreement, dated December 31, 1997,      2
                 by and among the Company and the shareholders of the partners of Press Pass.

o 10.1.12        Employment Agreement, dated October 3, 1997 and effective   10
                 December 31, 1997, by and between Victor Shaffer and the Company.

o 10.1.13        Employment Agreement, dated October 3, 1997 and effective   10
                 December 31, 1997, by and between Robert Bove and the Company.

o 10.15.4        Form of Promissory Note, issued in the aggregate principal   10
                 amount of $1,000,000, dated December 31, 1997, from the Company to shareholders of Synergy Marketing, Inc. and J/B
                 Press Pass, Inc.

+ 10.16.1        Credit Agreement, dated December 31, 1997, among the         10
                 Company and Credit Agricole Indosuez, as agent, and the lending institutions named therein.

+ 10.16.2        Warrant, dated December 29, 1997, granted by the Company to  10
                 Credit Agricole Indosuez, to purchase up to 509,358 shares of Common Stock.

# 99.5           Financial Statements of Press Pass Partners.

# 99.6           Proforma Financial Information of Press Pass Partners and the
                 Registrant.


*  Filed with the Company's Form 8-K on October 17, 1997.
o  Filed with the Company's Form 8-K on January 15, 1998.
+  Filed with the Company's Form 8-K on February 3, 1998.
#  Filed herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            WHEELS SPORTS GROUP, INC.


Date:  April 22, 1998                       By:  /s/ F. Scott M. Chapman
                                               --------------------------------
                                               F. Scott M. Chapman,
                                               Chief Financial Officer





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                                  EXHIBIT LIST


                                                                                                          Reg. S-K
Exhibit No.      Description                                                                              Item No.
-----------      -----------                                                                              --------
* 2.4            Merger Agreement and Plan of Reorganization among SM Acquisition                              2
                 Company, J/B Acquisition Company, Wheels Sports Group, Inc.,
                 Synergy Marketing, Inc. and J/B Press Pass, Inc., dated
                 October 3, 1997.

o 2.4.1          Amendment to Merger Agreement and Plan of Reorganization                                      2
                 among SM Acquisition Company, J/B Acquisition Company,
                 Wheels Sport Group, Inc., Synergy Marketing, Inc. and
                 J/B Press Pass, Inc., dated December 29, 1997.

o 2.4.2          Registration Rights Agreement, dated December 31, 1997, by and                                2
                 among the Company and the shareholders of the partners of Press
                 Pass.

o 10.1.12        Employment Agreement, dated October 3, 1997 and effective                                    10
                 December 31, 1997, by and between Victor Shaffer and the Company.

o 10.1.13        Employment Agreement, dated October 3, 1997 and effective                                    10
                 December 31, 1997, by and between Robert Bove and the Company.

o 10.15.4        Form of Promissory Note, issued in the aggregate principal                                   10
                 amount of $1,000,000, dated December 31, 1997, from the Company to shareholders of Synergy Marketing, Inc. and J/B Press Pass, Inc.

+ 10.16.1        Credit Agreement, dated December 31, 1997, among the Company                                 10
                 and Credit Agricole Indosuez, as agent, and the lending
                 institutions named therein.

+ 10.16.2        Warrant, dated December 29, 1997, granted by the Company to                                  10
                 Credit Agricole Indosuez, to purchase up to 509,358 shares of
                 Common Stock.

# 99.5           Financial Statements of Press Pass Partners.

# 99.6 Proforma Financial Information of Press Pass Partners and the Registrant.

*  Filed with the Company's Form 8-K on October 17, 1997.
o  Filed with the Company's Form 8-K on January 15, 1998.
+  Filed with the Company's Form 8-K on February 3, 1998.
#  Filed herewith.





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